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                                PROSPECTUS SUPPLEMENT

                   FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                               FULCRUM SEPARATE ACCOUNT

                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               FULCRUM SEPARATE ACCOUNT
                        FULCRUM VARIABLE LIFE SEPARATE ACCOUNT


                                 THE PALLADIAN TRUST

                                    SUPPLEMENT TO
                            PROSPECTUSES DATED MAY 1, 1998

                                    July 15, 1998


This supplement describes changes to the Trust and its Portfolios that resulted from actions taken at a meeting of shareholders on June 8, 1998 and a meeting of the Board of Trustees on June 17, 1998.

NEW NAME APPROVED FOR THE TRUST

Effective September 1, 1998, the name of the Trust will be changed to "The Fulcrum Trust."


MANAGER

As explained on page 11 of the Trust Prospectus, Allmerica Financial Investment Management Services, Inc. ("AFIMS" or the "Manager") serves as Manager to the Trust. The Investment Management Agreement under which AFIMS serves as the Manager was initially approved by the Board on February 11, 1998 and minor amendments were approved by the Board on April 9, 1998. Trust shareholders approved the agreement at the June 8, 1998 shareholder meeting which will allow AFIMS to continue to serve as Manager, subject to the terms of the agreement and the rules of the Securities and Exchange Commission ("SEC").

NEW PORTFOLIO MANAGER FOR THE GROWTH PORTFOLIO

Effective August 1, 1998, Pilgrim Baxter Analytic Investors, Inc. ("Pilgrim Baxter Analytic") will replace Stonehill Capital Management, Inc.
("Stonehill") as Portfolio Manager for The Growth Portfolio of the Trust.

The Portfolio Manager Agreement under which Pilgrim Baxter Analytic will serve as Portfolio Manager was approved by the Board of Trustees on June 17, 1998. Under the rules of the SEC, shareholder approval of the agreement is required so that Pilgrim Baxter Analytic may continue as Portfolio Manager past

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November 29, 1998.  Contract owners invested in the Portfolio as of July 17,
1998 will have an opportunity to vote by proxy or in person on the agreement with Pilgrim Baxter Analytic at a meeting scheduled for September 15, 1998. The Board has recommended that shareholders approve the Portfolio Manager Agreement. If shareholders approve the agreement, Pilgrim Baxter Analytic will continue to serve as Portfolio Manager. If not, the Board will meet to consider its options.

Founded in 1970, Pilgrim Baxter Analytic (the firm's name will be formally changed from Analytic-TSA Global Asset Management, Inc. to Pilgrim Baxter Analytic Investors, Inc. on or about July 20, 1998) is located at 700 South Flower Street, Suite 2400, Los Angeles, California 90017. It was acquired by United Asset Management Corporation ("UAM"), a publicly traded company located at One International Place, Boston, MA 02110 in 1985. Pilgrim Baxter Analytic acts as an investment adviser for individuals, banks and thrift institutions, investment companies, pension and profit sharing plans, trusts, estates and charitable organizations and corporations. As of June 30, 1998, Pilgrim Baxter Analytic managed assets of $852 million. Harindra de Silva and Dennis Bein will be primarily responsible for the day-to-day investment management of the Portfolio. Mr. de Silva is a Chartered Financial Analyst and has served as President of Pilgrim Baxter Analytic since April 1998. He was formerly Managing Director of Pilgrim Baxter Analytic from October 1996 to April 1998. From 1986 to 1998, he concurrently served as a Principal of Analysis Group, Inc., an economic research firm, where he was responsible for providing research services to institutional investors including investment managers, large pension funds and endowments. Mr. Bein has been a member of the portfolio management and research team for Pilgrim Baxter Analytic since August 1995. He concurrently served as a senior associate for Analysis Group, Inc. from 1990 until 1998. On or about July 20, 1998, Pilgrim Baxter Analytic will become a wholly-owned subsidiary of Pilgrim Baxter & Associates, Ltd., which is also a wholly-owned subsidiary of UAM.

The terms of the Portfolio Manager Agreement with Pilgrim Baxter Analytic are substantially the same as the terms of the current agreement with Stonehill. The agreement provides for a fixed fee for the first year equal to 0.80% of average daily net assets of the Portfolio. AFIMS and Pilgrim Baxter Analytic have agreed to a further limitation on the first year fee. For the first year, the fee will be calculated at the lesser of the following two rates:
(1) 0.80%; or (2) the rate that would have applied under the old Portfolio Manager Agreement with Stonehill. The latter rate varies based on prior performance. After the first year of its agreement, Pilgrim Baxter Analytic will be paid under the same performance-based fee schedule included in the current agreement with Stonehill.

NEW INVESTMENT POLICIES FOR THE GROWTH PORTFOLIO

Effective August 1, 1998, the investment policies of The Growth Portfolio will be revised in light of the appointment of the new Portfolio Manager, and the description of such investment policies on pages 17-18 of the Trust Prospectus will be replaced with the following:

To achieve its objective, the Portfolio generally invests at least 65% of its assets in the common stocks of U.S. domiciled corporations and equity-type investments that relate to U.S. domiciled corporations. Equity-type investments include preferred stock, warrants and convertible securities. The Portfolio may also invest in foreign equity securities, foreign equity-type investments, investment grade debt securities, high yield/high risk debt securities (up to 5% of assets), futures contracts and options, money market investments and other securities described on pages 21-31 of the Trust Prospectus. For temporary defensive purposes, the Portfolio may invest all or part of its assets in investment grade debt securities or money market instruments.

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The Portfolio Manager currently uses a proprietary computer model designed to build a portfolio of stocks that, when viewed as a group, have fundamental characteristics that are considered to be superior to the 500 stocks included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The model seeks to identify a portfolio of stocks with, among other characteristics, higher than average return on equity and earnings growth at a reasonable price and positive price momentum over the last 6 to 12 months. The model focuses on the characteristics of the aggregate portfolio rather than screening for individual stocks that meet all the desired characteristics. While the Growth Portfolio may invest in stocks of any company, it is anticipated that it will invest primarily in stocks of medium to large companies in the S&P 500 (that is, typically companies with a market capitalization of $15 billion or higher).

In addition, effective August 1, 1998, the policies of The Growth Portfolio regarding the use of futures contracts, which are described on pages 28-29 of the Trust Prospectus, will be revised to permit the Growth Portfolio to use futures contracts for non-hedging purposes (in other words, for investment purposes) as well as for hedging purposes. For example, the Portfolio Manager may invest in futures contracts rather than investing directly in securities. The aggregate initial margins and premiums associated with futures contracts used for non-hedging purposes will not exceed 5% of the fair market value of the Portfolio's assets, after taking into account unrealized profits and losses on such futures contracts. For purposes of this 5% limitation, options that are "in-the-money" at the time of purchase are excluded.

NEW PORTFOLIO MANAGER FOR THE GLOBAL STRATEGIC INCOME PORTFOLIO

As explained on page 12 of the Trust Prospectus, Allmerica Asset Management, Inc. ("AAM") serves as Portfolio Manager for The Global Strategic Income Portfolio. The Portfolio Manager Agreement with AAM was approved by the
Board of Trustees on April 9, 1998. Trust shareholders approved the agreement at the June 8, 1998 shareholders meeting which will allow AAM to continue to serve as Portfolio Manager, subject to the terms of the agreement and the rules of the SEC.

NEW NAME, INVESTMENT OBJECTIVE AND INVESTMENT POLICIES
FOR THE GLOBAL STRATEGIC INCOME PORTFOLIO

The name of the Global Strategic Income Portfolio has been changed to the "Strategic Income Portfolio" and its investment objective and investment policies have been revised to decrease its global focus. These revisions make the Portfolio's investment objective and policies similar to those of other portfolios currently managed by AAM.

The investment objective on page 11 of the Trust Prospectus has been changed to the following:

     The Strategic Income Portfolio seeks to make money for investors by investing for high current income and capital appreciation in a variety of fixed-income securities.

This new investment objective eliminates a previous reference to foreign fixed-income securities. The Portfolio, however, retains the ability to invest in foreign securities, as explained below.

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The description of the Portfolio's investment objective and policies on pages
19-20 of the Trust Prospectus is changed to the following:

     The Strategic Income Portfolio seeks to make money for investors by investing for high current income and capital appreciation in a variety of fixed-income securities.

     The Portfolio allocates its assets among debt securities in three separate areas: (1) investment grade corporate debt securities and securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities; (2) below investment-grade corporate debt securities; and (3) foreign securities which include government debt of developed and emerging markets, corporate obligations of foreign companies, and debt obligations of supranational entities. The Portfolio will select particular debt securities based on their relative value merits.

     Debt securities in which the Strategic Income Portfolio may invest include bonds, notes, debentures, mortgage-backed and asset-backed securities, and other similar instruments. The Portfolio normally invests at least 50% of its total assets in U.S. and foreign debt and other fixed-income securities that, at the time of purchase, are investment grade. The Strategic Income Portfolio may consider making carefully selected investments in below investment-grade debt securities of issuers in the United States and in foreign markets. No more than 50% of the Portfolio's assets may be invested in securities below investment grade quality (also called high yield or junk bonds), which involve a high degree of risk and are predominantly speculative. Consistent with the foregoing percentage limitations, the Portfolio may invest in securities that are in default in payment of principal and/or interest.

     Investments in foreign markets involve substantial risks typically not associated with investing in the United States. Emerging market securities generally are subject to greater risk than securities from developed nations. For purposes of the Portfolio's operations, "emerging markets" consist of all countries determined by the Portfolio Manager to have developing or emerging economies and markets.

     The Strategic Income Portfolio also may invest up to 5% of its assets in loan participations and assignments.

These new investment policies differ from the previous policies by eliminating certain ones specific to foreign securities. This change is consistent with the new investment objective's decreased focus of foreign fixed-income securities.

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